                                  Exhibit 99.2

                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United
                                  States Code)

     I, Glenn P. Muir, Chief Financial Officer of Hologic, Inc., a Delaware corporation (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that, to the best of my knowledge and belief:

     (1) The Quarterly Report on Form 10-Q for the quarter ended December 28, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 11, 2003                             /s/ Glenn P. Muir
                                                     ---------------------------
                                                     Glenn P. Muir
                                                     Chief Financial Officer

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